Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
I, Todd E. Vogensen, Executive Vice President –Chief Financial Officer of Chico’s FAS, Inc. (the “Company”) certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Annual Report of the Company on Form 10-K for the fiscal year ended February 3, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Todd E. Vogensen
Todd E. Vogensen
Executive Vice President, Chief Financial Officer and Assistant Corporate Secretary
Date: March 13, 2018